THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Japan Equity Fund, Inc. (the "Fund") is a diversified, closed-end management investment company. The Fund invests substantially all of its assets in equity securities of non-financial Japanese companies whose securities are traded on the First Section of the Tokyo Stock Exchange ("TSE").

    The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the non-financial services sectors of the Tokyo Stock Price Index (TOPIX), a composite market-capitalization weighted index of all common stocks listed on the First Section of the TSE. Daiwa International Capital Management Corp. is the Fund's Investment Manager. The Fund utilizes a statistical and optimization stock selection process, known as the Daiwa Portfolio Optimization System ("DPOS"), developed by the Global Portfolio Research Department of Daiwa Securities Trust Company ("DSTC"), the Fund's Investment Adviser. DSTC believes that, by using DPOS, it is able to identify undervalued securities of non-financial services companies.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "JEQ". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also appears in many other newspapers.

INQUIRIES

    It is the policy of the Fund to respond to inquiries about its portfolio holdings and performance. Such inquiries should be directed to DSTC, the Fund's Administrator, at (800) 933-3440 or (201) 915-3020. Inquiries concerning your share account should be directed to PNC Bank, National Association (the "Plan Agent") at the number noted below. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 852-4750 or (302) 791-2748, or by writing The Japan Equity Fund, Inc., c/o PNC Bank, National Association, P.O. Box 8950, Wilmington, DE 19899.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

                                                                    June 1, 1998
DEAR SHAREHOLDERS:

    It is our pleasure, on behalf of The Board of Directors, to present the Semi-Annual Report for The Japan Equity Fund, Inc. (the "Fund") for the six months ended April 30, 1998.

BACKGROUND

    The objective of the Fund is to outperform its benchmark, which is the Tokyo Stock Price Index (TOPIX) excluding its financial stocks (the "Benchmark"). The TOPIX includes approximately 1,300 stocks traded on the First Section of the Tokyo Stock Exchange ("TSE") weighted by their market value. The way in which the Fund seeks to meet its objective is to examine certain fundamental characteristics of every non-financial stock in the First Section of the TSE. These fundamental characteristics include, among others, the earnings-to-price ratio and the book-to-price ratio. The various fundamental characteristics are weighted by a method, known as the Daiwa Portfolio Optimization System ("DPOS"), which has been developed by Daiwa Securities Trust Company, the Fund's Investment Adviser. In this manner, the Fund seeks to identify currently undervalued stocks.

PERFORMANCE OF THE JAPANESE STOCK MARKET

    The Nikkei 225 Average closed at 15,641 on April 30, 1998, down 18.26% over the last 12 months and down 4.97% since October 31, 1997. The market continued to stagnate through the first half of 1998. During the last six months the TSE was characterized by pushing and shoving between expectations and subsequent disappointments in the Japanese government's inability to implement a solid economic stimulus package.

    Prime Minister Hashimoto has launched two contradictory fiscal programs. On December 17, 1997, he announced a modest Y2 trillion tax cut seeking to stimulate consumer spending and keep the economy out of recession. However, a week later, his cabinet approved a tight fiscal 1998 budget that cut discretionary spending for the first time in 11 years. This inconsistency has led to a lack of confidence in the Japanese government. Contradictory fiscal policies and a ballooning economic package (Y16 trillion) have exhausted market participants and created skepticism. Consumers in Japan are expressing a lack of confidence in the present government by cutting back consumption.

    Other reasons for the poor Japanese stock market performance include the continuing Asian crisis and Moody's downgrading of Japan's country weighting from stable to negative, which resulted in a sale of equities, bonds and yen.

    At this point, the market in Japan appears to be range-bound, centering around 16,000 for the time being. Necessary prerequisites for the market to break out of its trading range require a commitment from government to: (1) create a policy to overhaul the fiscal/tax system; (2) develop a resolution to the real estate banking sector problem; and, (3) make substantive progress in corporate restructuring and greater stability within the Asian region.

FUND PERFORMANCE

    As of April 30, 1998, the Fund's net assets were approximately $65.6 million, which represents a net asset value of $6.07 per share. The time-weighted return on the Fund's net assets was -13.16% since the Fund's previous fiscal year-end on October 31, 1997. Over the same six-month period, the Benchmark (the TOPIX less its financial firms component) return was -11.82%, as measured in U.S. Dollars.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

    The change in net asset value in U.S. Dollars depends on several factors; among them: (1) the percentage change in the Benchmark during the period; (2) the over- or under-performance of the Fund's portfolio, after expenses, relative to the Benchmark; (3) the change in the Japanese Yen/U.S. Dollar exchange rate; and (4) any dividends paid by the Fund during the measurement period.

    The investment process of the Fund, utilizing DPOS, may be divided into two parts: one part consists of calculations for estimating the expected return on any security, given its earnings, book value, dividend yield, stock price and the like. The other part constitutes risk control procedures for reducing tracking error relative to the Benchmark. These risk control procedures include constraints on certain characteristics of the Fund's portfolio, such as constraints on sector holdings, so that the portfolio's characteristics do not differ excessively from those of the Benchmark. The risk control procedures also include a computation which finds the combination of securities which had minimum historical tracking error among portfolios which meet certain constraint, expected return and low turnover criteria.

    Since the above mentioned expected return calculation favors stocks with low price/earnings ratios, low price-to-book ratios, etc., the process generally selects what are called "value stocks." Historically, value stocks have outperformed the market in Japan. However, value stocks have significantly under-performed since the fourth quarter of 1996, although their performance has improved since January 1998. Selection of stocks by value criteria alone will generally overweight a portfolio with stocks of smaller companies and lower-priced stocks than is found in the Benchmark portfolio. An analysis by the Fund's management shows that much of the under-performance of value stocks since fourth quarter 1996 has been due to under-performance of small-capitalization stocks and lower-priced stocks.

    In August 1997, the Fund's portfolio was modified to reflect a tightened constraint on small capitalization stocks, and a newly-introduced constraint on lower-priced stocks, as compared to the Benchmark's holding of such stocks. The Fund's investment process continues to seek stocks which are attractively priced in terms of forecasted earnings and other fundamental variables, but the portfolio is now selected subject to these tightened constraints. As a result, since last August the Fund's performance has shown a reduced sensitivity to the weakness in small capitalization and lower-priced stocks, which continued through December 1997. Since January 1998, the performance of value stocks has improved. For the first four months of 1998, the return on the Fund's net assets was 7.43%, compared with 3.35% for the Benchmark.

    It is important to emphasize once again that it is not an objective of the Fund to predict changes in its Benchmark. Rather, its goal is to outperform the Benchmark, while staying fairly fully invested. Specifically, the goal is to hold no more than 5% in cash. On April 30, 1998, the proportion of the Fund's net assets invested in non-financial Japanese equities listed on the First Section of the TSE was 98.68%, while short-term investments and other net assets represented 1.32%.

    Using the close of July 24, 1992 (the date upon which the Fund commenced operations) as the performance measurement starting point of 100, by the end of April 1998, the Benchmark as measured in Yen equaled 107.63, whereas the Fund's portfolio for that same period equaled 101.41 in Yen (including cash, after expenses, and adjusting for dividend payments, dividend reinvestment, and two rights offerings). Thus, in Yen terms, the Fund under-performed its Benchmark by
6.22 percentage points from commencement through April 30, 1998.

    At the end of April 1998, the Benchmark, as measured in U.S. Dollars, equaled 103.51, whereas the value of the Fund's portfolio equaled 97.53 in U.S. Dollars (including cash, after expenses, and adjusting for dividend payments, dividend reinvestment, and two rights offerings). Thus, in U.S. Dollar terms, the Fund under-performed its Benchmark by 5.98 percentage points from commencement through April 30, 1998. The difference between Yen and Dollar performance reflects an unfavorable change for the Fund in the exchange rate from Y126.900 per Dollar on July 24, 1992 to Y131.945 per Dollar on April 30, 1998.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

    The invested position of the Fund's assets consisted of common stocks of companies operating in 23 different industries. The Fund has relatively large weightings in Electrical Machinery (18.20% of net assets), Transportation Equipment (15.34%), Chemicals (8.52%), Pharmaceuticals (8.31%), and Other Products (5.88%).

    During the six-month period ended April 30, 1998, the Fund's market price on the New York Stock Exchange (NYSE) ranged from a low of $6 1/2 per share on December 29, 1997 to a high of $8 1/4 on February 4, 1998. The Fund's NYSE market price closed at $7 1/2 per share on April 30, 1998.

    The NYSE trading price in relation to the Fund's net asset value per share, as measured by the weekly closing prices during the six-month period ended April 30, 1998, ranged from a premium of 31.69% on January 16, 1998 to a premium of 6.06% on November 7, 1997, and ended the six-month period at a premium of 23.56%.

    The Fund has not invested, and presently does not intend to invest, in derivative securities. Although foreign currency hedging is permitted by the Fund's prospectus, the Fund has not engaged in any foreign currency hedging.

    The Fund continues to review the current status of its exposure to the Year 2000 computer issue. Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly address this problem prior to January 1, 2000. After analysis of these issues, the management of the Fund does not anticipate that the transition to the 21st Century will have any material impact on the Fund's operations. In addition, the management of the Fund has sought assurances from the Fund's service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the year 2000, and the management of the Fund will continue to monitor the situation. At this time, however, no assurances can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect to their respective operations, and consequently to the Fund, attributable to the Year 2000 problem.

PORTFOLIO MANAGEMENT

    Dr. Harry Markowitz, winner of the 1990 Nobel Prize in Economic Sciences, is the Fund's portfolio manager and is responsible for the day-to-day management of the Fund's portfolio. Dr. Markowitz has been the Director of Research with Daiwa Securities Trust Company since 1990; Marvin Speiser Distinguished Professor of Finance and Economics, Baruch College 1982-1993 (currently, Distinguished Professor, Emeritus); and Research Director with Brignoli Models, Inc. from 1984 to 1989.

    We welcome your participation in The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,

        [SIGNATURE]                         [SIGNATURE]
HIDEAKI MATSUURA                            HARRY M. MARKOWITZ
CHAIRMAN OF THE BOARD                       PRESIDENT

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------
JAPANESE COMMON STOCKS--98.68%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
CHEMICALS--8.52%
    47,000  Fuji Photo Film Co., Ltd...........  $  1,677,745
    33,000  Kansai Paint Co., Ltd..............        83,535
   281,000  Konica Corporation.................     1,294,843
   191,000  Mitsubishi Gas Chemical Co.,
             Inc...............................       495,070
   220,000  Mitsui Petrochemical Industries,
             Ltd...............................       480,200
   321,000  Nippon Kayaku Co., Ltd.............     1,296,699
    14,000  Okura Industrial Co., Ltd..........        35,015
    12,000  Tenma Corporation..................       140,058
    55,000  Toagosei Co., Ltd..................        88,370
                                                 ------------
                                                    5,591,535
                                                 ------------
COMMUNICATION--1.13%
        84  NTT Corporation....................       738,490
                                                 ------------
CONSTRUCTION--3.32%
     9,000  Chudenko Corporation Co., Ltd......       208,723
    51,000  Daiwa House Industry Co., Ltd......       413,581
       600  Kyudenko Corporation...............         4,343
   167,000  Sekisui House, Ltd.................     1,308,712
       700  Toenec Corporation.................         2,387
    54,800  Tokyo Denki Komusho Co., Ltd.......       238,396
                                                 ------------
                                                    2,176,142
                                                 ------------
ELECTRIC POWER & GAS--4.88%
    15,200  Chugoku Electric Power Co., Inc....       224,639
    48,500  Hokkaido Electric Power Co.,
             Inc...............................       674,505
    97,300  Kyushu Electric Power Co., Inc.....     1,454,946
    44,200  Tokyo Electric Power Co., Inc......       849,195
                                                 ------------
                                                    3,203,285
                                                 ------------
ELECTRICAL MACHINERY--18.20%
     8,800  Advantest Corporation..............       593,581

  SHARES                                            VALUE
----------                                       ------------
    82,000  Canon Inc..........................  $  1,945,204
    48,000  Fuji Electric Co., Ltd.............       156,429
    65,000  Hitachi Ltd........................       467,505
    24,000  KOA Corporation....................       238,281
    29,400  Kyocera Corporation................     1,546,372
   171,000  Matsushita Electric Industrial Co.,
             Ltd...............................     2,747,508
    22,000  Matsushita Electric Works, Ltd.....       198,416
    22,000  Matsushita-Kotobuki Electronics
             Industries, Ltd...................       611,922
    78,000  Nichicon Corporation...............       851,264
    23,000  Nippon Chemi-con Corporation.......        73,910
     2,000  Rohm Co., Ltd......................       226,458
    17,500  Sony Corporation...................     1,460,268
     9,000  TDK Corporation....................       713,479
    46,000  Tokyo Electric Co., Ltd............       119,580
                                                 ------------
                                                   11,950,177
                                                 ------------
FOODS--1.07%
    11,000  Chukyo Coca Cola Co., Ltd..........        89,204
    13,000  Fujicco Co. Ltd....................       142,863
    10,000  Kirin Brewery Co., Ltd.............        87,536
    69,000  Nippon Flour Mills Co., Ltd........       167,342
       800  Pokka Corporation..................         3,553
    26,000  Takara Shuzo Co., Ltd..............       103,649
    16,000  Yomeishu Seizo Co. Ltd.............       106,105
                                                 ------------
                                                      700,252
                                                 ------------
GLASS & CERAMIC PRODUCTS--4.25%
   289,000  Asahi Glass Co., Ltd...............     1,566,069
   254,000  Chichibu Onoda Cement Co., Ltd.....       413,885
   105,000  INAX Corporation...................       389,935
    92,000  Sumitomo Osaka Cement Co., Ltd.....       135,269

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
GLASS & CERAMIC PRODUCTS (CONCLUDED)
   168,000  Tokai Carbon.......................  $    286,483
                                                 ------------
                                                    2,791,641
                                                 ------------
IRON & STEEL--1.11%
    24,000  Maruichi Steel Tube Co., Ltd.......       299,579
    28,000  Nippon Steel Co., Ltd..............        45,201
    91,000  Yodogawa Steel Works, Ltd..........       386,222
                                                 ------------
                                                      731,002
                                                 ------------
LAND TRANSPORT--2.93%
    71,000  Maruzen Showa Unyu Co., Ltd........       137,216
   120,000  Nippon Express Co., Ltd............       686,650
    33,000  Nippon Konpo Unyu Soko Co., Ltd....       188,328
       270  Nishi-Nippon Railroad Co., Ltd.....           647
   157,000  Seino Transportation Co., Ltd......       907,886
                                                 ------------
                                                    1,920,727
                                                 ------------
MACHINERY--2.66%
   113,000  Heiwa Corporation..................     1,194,702
    10,000  Max Co., Ltd.......................        91,932
     9,000  Takuma Co., Ltd....................        67,528
    48,000  Tsubaki Nakashima Co Ltd...........       259,017
    61,000  Tsudakoma Corp.....................       135,920
                                                 ------------
                                                    1,749,099
                                                 ------------
METAL PRODUCTS--1.08%
    28,000  Bunka Shutter Co., Ltd.............        75,334
   114,000  Komai Tekko Inc....................       228,959
    32,000  Takada Kiko Co., Ltd...............       116,412
     9,000  Toyo Exterior Co., Ltd.............        89,355
    15,000  Toyo Seikan Corporation............       193,831

  SHARES                                            VALUE
----------                                       ------------
       700  Yokogawa Bridge Corporation........  $      1,910
                                                 ------------
                                                      705,801
                                                 ------------
MINING--1.07%
    96,000  Nittetsu Mining Co., Ltd...........       376,157
   110,000  Teikoku Oil Co., Ltd...............       327,637
                                                 ------------
                                                      703,794
                                                 ------------
NON-FERROUS METALS--2.06%
   524,000  Dowa Mining Co., Ltd...............     1,298,632
    15,000  Furukawa Electric Co., Ltd.........        54,568
                                                 ------------
                                                    1,353,200
                                                 ------------
OTHER PRODUCTS--5.88%
   108,000  Dainippon Printing Co., Ltd........     1,841,676
    57,000  Itoki Crebio Corporation...........       168,911
    16,700  Nintendo Co., Ltd..................     1,536,534
    26,000  Toppan Printing Co., Ltd...........       309,963
                                                 ------------
                                                    3,857,084
                                                 ------------
PHARMACEUTICALS--8.31%
    71,000  Chugai Pharmaceutical Co., Ltd.....       462,769
   125,000  Daiichi Pharmaceutical Co., Ltd....     1,799,045
    31,000  Ono Pharmaceutical Co., Ltd........       676,646
     4,000  Sankyo Co., Ltd....................        99,435
   182,000  Shionogi & Co., Ltd................       990,382
    60,000  Yamanouchi Pharmaceutical Co.,
             Ltd...............................     1,423,320
                                                 ------------
                                                    5,451,597
                                                 ------------

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
PULP & PAPER--1.38%
    97,000  Chuetsu Pulp & Paper Co., Ltd......  $    166,145
       600  Daio Paper Corporation.............         3,183
   164,000  Nippon Paper Industries Co.,
             Ltd...............................       737,065
                                                 ------------
                                                      906,393
                                                 ------------
RETAIL--4.10%
    10,000  Heiwado Co., Ltd...................        58,282
    20,000  Ito-Yokado Co., Ltd................     1,038,311
    56,000  Kasumi Co., Ltd....................       209,663
    29,000  Nissho Corporation.................       217,151
     8,500  Parco Co., Ltd.....................        32,726
     5,000  Seven Eleven Co., Ltd..............       335,367
    26,200  Xebio Co., Ltd.....................       337,565
    21,300  York-Benimaru Co., Ltd.............       464,114
                                                 ------------
                                                    2,693,179
                                                 ------------
RUBBER PRODUCTS--2.08%
    28,000  Bando Chemical Industries, Ltd.....        67,058
    25,000  Bridgestone Corporation............       572,208
   260,000  Mitsuboshi Belting Ltd.............       729,092
                                                 ------------
                                                    1,368,358
                                                 ------------
SERVICES--0.14%
       310  Nippon Television Network
             Corporation.......................        91,864
                                                 ------------
TEXTILE & APPAREL--3.11%
    35,000  Descente, Ltd......................        79,579
   144,000  Gunze, Ltd.........................       321,952
    35,000  Ichikawa Woolen Textile Co.,
             Ltd...............................        58,623
   121,000  Nippon Felt Co., Ltd...............       394,331
    32,000  Onward Kashiyma Co., Ltd...........       412,293

  SHARES                                            VALUE
----------                                       ------------
   156,000  Teijin Ltd.........................  $    446,914
    16,000  Toray Industries Inc...............        86,339
    24,000  Wacoal Co., Ltd....................       242,828
                                                 ------------
                                                    2,042,859
                                                 ------------
TRANSPORTATION EQUIPMENT--15.34%
    77,000  Aichi Machine Industry Co., Ltd....       160,484
   170,000  Daihatsu Motor Co., Ltd............       631,324
    14,000  Futaba Industrial Co., Ltd.........       149,926
    35,000  Honda Motor Co., Ltd...............     1,273,258
    30,000  Mitsuba Electric Manufacturing Co.,
             Ltd...............................       141,650
   249,000  Mitsubishi Heavy Industries,
             Ltd...............................       924,703
   427,000  Nissan Motor Co., Ltd..............     1,381,856
    42,000  Toyota Auto Body Co., Ltd..........       258,471
   197,000  Toyota Motor Corporation...........     5,151,010
                                                 ------------
                                                   10,072,682
                                                 ------------

WAREHOUSING & HARBOR TRANSPORT SERVICES--3.24%
   411,000  Kamigumi Co., Ltd..................     1,541,892
   141,000  Sumitomo Warehouse Co., Ltd........       582,402
                                                 ------------
                                                    2,124,294
                                                 ------------
WHOLESALE--2.82%
     3,900  Autobacs Seven Co., Ltd............       130,054
    37,000  C. Itoh Fuel Corporation...........       124,226
    32,000  Nagase & Co., Ltd..................       116,412
    10,000  Ryosan Co., Ltd....................       143,924
    45,000  Ryoyo Electro Corporation..........       579,446

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONCLUDED)
-------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
WHOLESALE (CONCLUDED)
    33,000  Sangetsu Co., Ltd..................  $    422,676
    22,000  Sanshin Electronics
               Co., Ltd........................       221,759
    35,000  Toyota Tsusho Corporation..........       112,471
                                                 ------------
                                                    1,850,968
                                                 ------------
Total Japanese Common Stocks
  (Cost--$79,791,533)..........................    64,774,423
                                                 ------------

-------------------------------------------
SHORT-TERM INVESTMENTS--0.15%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)
----------
U.S. DOLLAR TIME DEPOSIT--0.15%
      $102  Bank of New York, 3.60% due
             5/1/98............................       102,416
                                                 ------------
Total Short-Term Investments
  (Cost--$102,416).............................       102,416
                                                 ------------
Total Investments--98.83%
  (Cost--$79,893,949)..........................    64,876,839
Other assets less liabilities--1.17%...........       766,207
                                                 ------------
NET ASSETS (Applicable to 10,815,688 shares of
  capital stock outstanding; equivalent to
  $6.07 per share)--100.00%....................  $ 65,643,046
                                                 ------------
                                                 ------------


-------------------------------------------
TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
APRIL 30, 1998 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
-----------------------------------  ----------
Electrical Machinery...............    18.20%
Transportation Equipment...........    15.34
Chemicals..........................     8.52
Pharmaceuticals....................     8.31
Other Products.....................     5.88
Electric Power & Gas...............     4.88
Glass & Ceramic Products...........     4.25
Retail.............................     4.10
Construction.......................     3.32
Warehousing & Harbor Transport
  Services.........................     3.24

-------------------------------------------
TEN LARGEST COMMON STOCK
POSITIONS HELD
APRIL 30, 1998 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----------------------------------  ----------
Toyota Motor Corporation...........     7.85%
Matsushita Electric Industrial
  Co., Ltd.........................     4.19
Canon Inc..........................     2.96
Dainippon Printing Co., Ltd........     2.81
Daiichi Pharmaceutical Co., Ltd....     2.74
Fuji Photo Film Co., Ltd...........     2.56
Asahi Glass Co., Ltd...............     2.39
Kyocera Corporation................     2.36
Kamigumi Co., Ltd..................     2.35
Nintendo Co., Ltd..................     2.34

See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost--$79,893,949).......................    $  64,876,839
  Cash denominated in foreign currency
   (cost--$565,679)..........................          566,008
  Interest and dividends receivable..........          347,949
  Prepaid expenses...........................           25,064
                                                 -------------
    Total assets.............................       65,815,860
                                                 -------------
LIABILITIES
  Payable to investment manager..............           22,390
  Payable to administrator...................           10,628
  Accrued expenses and other liabilities.....          139,796
                                                 -------------
    Total liabilities........................          172,814
                                                 -------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 30,000,000 shares authorized;
   10,815,688 shares issued and
   outstanding...............................          108,157
  Paid-in capital in excess of par value.....      109,162,882
  Accumulated net investment loss............           (1,271)
  Accumulated net realized loss on
   investments and foreign currency
   transactions..............................      (28,601,550)
  Net unrealized depreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........      (15,025,172)
                                                 -------------
    Net assets applicable to shares
     outstanding.............................    $  65,643,046
                                                 -------------
                                                 -------------
        NET ASSET VALUE PER SHARE............    $        6.07
                                                 -------------
                                                 -------------

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of withholding taxes of
   $69,276)..................................    $     402,723
  Interest...................................            2,245
                                                 -------------
    Total investment income..................          404,968
                                                 -------------
EXPENSES:
  Investment management fee and expenses.....          140,253
  Administration fee.........................           63,194
  Custodian fees and expenses................           52,184
  Reports and notices to shareholders........           40,277
  Audit and tax services.....................           28,227
  Legal fees and expenses....................           23,306
  Directors' fees and expenses...............           18,483
  Insurance expense..........................           13,318
  Transfer agency fee and expenses...........            9,919
  Other......................................           17,078
                                                 -------------
    Total expenses...........................          406,239
                                                 -------------
NET INVESTMENT LOSS..........................           (1,271)
                                                 -------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized losses on investments.........      (10,305,252)
  Net realized foreign currency transaction
   losses....................................          (75,275)
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................          416,757
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments and other assets
   and liabilities denominated in foreign
   currency..................................           (9,967)
                                                 -------------
Net realized and unrealized losses from
 investment activities and foreign currency
 transactions................................       (9,973,737)
                                                 -------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $  (9,975,008)
                                                 -------------
                                                 -------------

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 FOR THE SIX
                                                 MONTHS ENDED     FOR THE YEAR
                                                  APRIL 30,           ENDED
                                                     1998          OCTOBER 31,
                                                 (UNAUDITED)          1997
                                                 ------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................    $     (1,271)    $    (122,119)
  Net realized loss on:
    Investments..............................     (10,305,252)      (18,221,023)
    Foreign currency transactions............         (75,275)           (8,371)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........         416,757       (12,729,929)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................          (9,967)           15,064
                                                 ------------     -------------
  Net decrease in net assets resulting from
   operations................................      (9,975,008)      (31,066,378)
                                                 ------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
  Net realized gains from investment and
   foreign currency transactions.............         --             (7,071,290)
                                                 ------------     -------------
FROM CAPITAL STOCK TRANSACTIONS:
  Sale of capital stock resulting from:
    Reinvestment of dividends................         --                178,930
                                                 ------------     -------------
  Net decrease in net assets.................      (9,975,008)      (37,958,738)
NET ASSETS:
  Beginning of period........................      75,618,054       113,576,792
                                                 ------------     -------------
  End of period..............................    $ 65,643,046     $  75,618,054
                                                 ------------     -------------
                                                 ------------     -------------

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its former name "The Japan Emerging Equity Fund, Inc." and commenced operations on July 24, 1992. It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on the First Section of the Tokyo Stock Exchange and for which market quotations are readily available are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

    The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 10% on interest and 15% on dividends, paid to the Fund by Japanese corporations.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has an Investment Management Agreement dated July 17, 1992 with Daiwa International Capital Management Corp. (the "Manager"). Daiwa Securities Trust Company ("DSTC" or the "Adviser") acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement dated July 17, 1992 between the Manager and DSTC. For such investment services, the Fund pays the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million and 0.20% of the excess over $50 million of the Fund's average weekly net assets, of which fee 70% is paid by the Manager to DSTC.

    Brokerage commissions of $72,205 were paid by the Fund to Universal Securities Co., Ltd., an affiliate of the Manager and DSTC, in connection with portfolio transactions during the six months ended April 30, 1998. In addition, the Fund has agreed to reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. For the six months ended April 30, 1998, the investment management fee and expenses include expenses of $4,958 paid to the Adviser, representing reimbursement to the Adviser of costs relating to the attendance by an employee of the Adviser at meetings of the Fund's Board.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    DSTC provides certain administrative services to the Fund, for which the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund's average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000.

    DSTC also acts as custodian for the Fund's assets and has appointed The Sumitomo Bank, Limited to act as the sub-custodian for all of the cash and securities of the Fund held in Japan. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
fees and out-of-pocket expenses of the sub-custodian. During the six months ended April 30, 1998, DSTC earned $17,070, excluding sub-custodian fees and expenses, as compensation for its custodial services to the Fund.

    At April 30, 1998, the Fund owed $10,628 and $2,944 to DSTC for administration and custodian fees, excluding sub-custodian fees and expenses, respectively.

    During the six months ended April 30, 1998, the Fund paid or accrued $23,306, for legal services in connection with the Fund's on-going operations to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at April 30, 1998 was substantially the same as the cost of securities for financial statement purposes. At April 30, 1998, the net unrealized depreciation of investments for federal income tax purposes, excluding short-term securities, of $15,017,110 was composed of gross appreciation of $2,218,135 for those investments having an excess of value over cost, and gross depreciation of $17,235,245 for those investments having an excess of cost over value. For the six months ended April 30, 1998, total aggregate purchases and sales on portfolio securities, excluding short-term securities, were $17,045,039 and $16,837,673 respectively.

    At October 31, 1997, the Fund had a capital loss carryover of $18,221,023 which expires in 2005.

CAPITAL STOCK

    There are 30,000,000 shares of $0.01 par value common stock authorized. During the year ended October 31, 1997, 19,826 shares were issued as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends.

    Of the 10,815,688 shares of the Fund outstanding at April 30, 1998, Daiwa Securities America Inc., an affiliate of the Manager and DSTC, owned 14,532 shares.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                                         FOR THE
                                                           SIX
                                                          MONTHS
                                                          ENDED
                                                        APRIL 30,                   FOR THE YEARS ENDED OCTOBER 31,
                                                           1998      --------------------------------------------------------------
                                                        (UNAUDITED)     1997         1996         1995         1994         1993
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period.................     $ 6.99      $ 10.52      $ 11.47      $ 14.86      $ 14.69       $ 9.93
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Net investment loss..................................     (0.00)       (0.01)       (0.01)       (0.01)       (0.03)       (0.05)
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions.......     (0.92)       (2.86)         0.19       (1.90)         1.75         4.81
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net asset value resulting
 from operations.....................................     (0.92)       (2.87)         0.18       (1.91)         1.72         4.76
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Less: dividends and distributions to shareholders
  Net realized gains on investments and foreign
   currency transactions.............................       --         (0.66)       (0.67)       (1.48)       (1.09)         --
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Dilutive effect of rights offering...................       --           --         (0.43)         --         (0.42)         --
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Offering costs charged to paid-in capital in excess
 of par value........................................       --           --         (0.03)         --         (0.04)         --
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, end of period.......................     $ 6.07       $ 6.99      $ 10.52      $ 11.47      $ 14.86      $ 14.69
                                                        ----------   ----------   ----------   ----------   ----------   ----------
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Per share market value, end of period................    $ 7.500      $ 7.375      $10.375      $12.875      $15.000      $13.625
                                                        ----------   ----------   ----------   ----------   ----------   ----------
                                                        ----------   ----------   ----------   ----------   ----------   ----------
Total investment return:
  Based on market price at beginning and end of
   period, assuming reinvestment of dividends+.......       1.70%     (23.76)%     (13.55)%      (4.21)%       22.10%       43.42%
  Based on net asset value at beginning and end of
   period, assuming reinvestment of dividends+.......    (13.16)%     (28.73)%      (1.18)%     (13.86)%       11.88%       47.94%
Ratios and supplemental data:
  Net assets, end of period (in millions)............     $ 65.6       $ 75.6      $ 113.6       $ 92.7      $ 119.6       $ 88.3
Ratios to average net assets of:
  Expenses...........................................       1.25%*       1.03%        0.90%        0.97%        0.93%        1.18%
  Net investment income (loss).......................       0.00%*     (0.13)%      (0.04)%      (0.07)%      (0.19)%      (0.34)%
Portfolio turnover...................................      25.20%*      61.75%       33.89%       28.35%       30.76%       25.42%
Average commission rate per share....................   $ 0.0142      $0.0237      $0.0325          N/A          N/A          N/A

--------------------------
  *  Annualized.
  + For the years ended October 31, 1996 and 1994, the total investment return includes the benefit of shares resulting from the exercise of rights.

----------------------------------------
BOARD OF DIRECTORS
Hideaki Matsuura, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
Robert F. Gurnee
David G. Harmer
Harry M. Markowitz
--------------------------------------------
OFFICERS

Harry M. Markowitz
PRESIDENT
Daniel F. Barry
VICE PRESIDENT
Lawrence Jacob
SECRETARY
Sean J. Peters
TREASURER
John A. Koopman
ASSISTANT TREASURER
Laurence E. Cranch
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
Daiwa International Capital Management Corp.

INVESTMENT ADVISER
Daiwa Securities Trust Company

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
PNC Bank, National Association

LEGAL COUNSEL
Rogers & Wells LLP

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

SEMI-ANNUAL REPORT
APRIL 30, 1998

-------------------------

               [LOGO]

-------------------------

THE JAPAN EQUITY
 FUND, INC.
c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302

INVESTMENT MANAGER
Daiwa International Capital
  Management Corp.

INVESTMENT ADVISER
Daiwa Securities Trust Company